Offerings - Offering: 1	Feb. 25, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 34,175,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 4,719.57
Offering Note	On March 2, 2026, the Registrant offered to purchase up to 2,500,000 shares of its common stock at a price per share equal to the net asset value per share as of December 31, 2025. The transaction valuation is estimated solely for purposes of calculating the filing fee and represents the total cost to the Registrant of purchasing the estimated maximum number of shares pursuant to the offer utilizing the net asset value per share of $13.67 as of September 30, 2025.

Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation pursuant to Rule 0-11 under the Securities Exchange Act of 1934, as amended.